                                                                  Exhibit No. 21

                         CONSOLIDATED SUBSIDIARIES OF
                        ICF KAISER INTERNATIONAL, INC.


                                                                                           JURISDICTION
ENTITY NAME                                                                                OF FORMATION
-------------------------------------------------------------------------------------------------------

I. Clement International Corporation                                                           Delaware
I. Cygna Group, Inc.                                                                           Delaware
   II.  Liability Risk Management, Inc.                                                      California
I. ICF Cannon Associates, Inc.                                                                 Delaware
I. ICF Consulting Associates, Inc.                                                             Delaware
I. ICF Incorporated                                                                            Delaware
I. ICF Information Technology, Inc.                                                            Delaware
   II.  Phase Linear Systems Incorporated                                                      Delaware
I. ICF Kaiser Development Corporation, Inc.                                                    Delaware
   II.  Global Trade & Investment, Inc.                                                        Delaware
I. ICF Kaiser Engineers Group, Inc.                                                            Delaware
   II.  Henry J. Kaiser Company                                                                  Nevada
   II.  ICF Florida First, Inc.                                                                Delaware
   II.  ICF Kaiser Engineers, Inc.                                                                 Ohio
        III.  ICF Kaiser Engineers (California) Corporation                                    Delaware
        III.  ICF Kaiser Engineers Corporation                                                 New York
        III.  ICF Kaiser Engineers of Michigan, Inc.                                           Michigan
        III.  ICF Kaiser International Planning & Design, Inc.                             Pennsylvania
        III.  ICF Kaiser Mound, LLC (99.9%)                                                        Ohio
        III.  ICF Kaiser Remediation Company                                                   Delaware
        III.  Kaiser Engineers Australia Pty. Limited (50%)                                   Australia
              IV. ICF Kaiser Aluterv                                                            Hungary
              IV. ICF Kaiser Cayman Islands, Ltd. (99.9%)                                Cayman Islands
              IV. Kaiser Engineers (NZ) Ltd (99%)                                           New Zealand
        III.  Kaiser Engineers and Constructors, Inc.                                            Nevada
              IV. ICF Pty. Ltd. (50%)                                                         Australia
              IV. Kaiser Engineers Limited (0.02%)                                                 U.K.
              IV. Kaiser Engineers Australia Pty. Limited (50%)                               Australia
              IV. Kaiser Engenharia de Portugal Limitada (50%)                                 Portugal
                  V.  ICF Kaiser Cayman Islands, Ltd. (0.1%)                             Cayman Islands
              IV. Kaiser Engineers (NZ) Ltd (1%)                                            New Zealand
              IV. Kaiser Engineers Pty. Ltd. (50%)                                            Australia
              IV. Kaiser Ingenieria de Chile Limitada (51%)                                       Chile
        III.  Kaiser Engineers International, Inc.                                               Nevada
              IV. ICF Pty. Ltd. (50%)                                                         Australia
              IV. Kaiser Engenharia de Portugal Limitada (50%)                                 Portugal
              IV. Kaiser Engineers Pty. Ltd. (50%)                                            Australia
              IV. Kaiser Ingenieria de Chile Limitada (49%)                                       Chile
        III.  Kaiser Engineers Limited (99.98%)                                                    U.K.
              IV. Kaiser Engineers Technical Services Limited (80%)                              Cyprus
              IV. Kaiser Engineers (UK) Limited (50%)                                              U.K.

                                 -Page 1 of 2-     Current as of January 1, 1997


        III.  Kaiser Engineers (UK) Limited (50%)                                                  U.K.
              IV.  Kaiser Engineers Technical Services Limited (20%)                             Cyprus
        III.  Kaiser Engenharia e Constructoes Limitada                                          Brazil
        III.  KE, Inc.                                                                      Philippines
        III.  ICF Kaiser Engineers & Builders, Inc.                                            Delaware
        III.  KE Services Corporation                                                          Delaware
        III.  La Compagnie Henry J. Kaiser Company (Canada) Ltee.                                Canada
        III.  ICF Kaiser Overseas Engineering, Inc.                                            Delaware
        III.  PCI Operating Company, Inc.                                                      Delaware
   II.  ICF Technology Incorporated                                                            Delaware
   II.  International Waste Energy Systems, Inc.                                               Delaware
   II.  KE Livermore, Inc.                                                                     Delaware
I. ICF Kaiser Engineers Massachusetts, Inc.                                                    Delaware
I. ICF Kaiser/Georgia Wilson, Inc.                                                             Delaware
I. ICF Kaiser Government Programs, Inc.                                                        Delaware
   II.  Kaiser-Hill Company, LLC (50%)                                                         Colorado
I. ICF Kaiser Hanford Company                                                                  Delaware
I. ICF Kaiser Holdings Unlimited, Inc.                                                         Delaware
   II.  American Venture Investments Incorporated                                              Delaware
        III.  American Venture Holdings, Inc.                                                  Delaware
   II.  Cygna Consulting Engineers and Project Management, Inc.                              California
   II.  Excell Development Construction, Inc.                                                  Delaware
        III.  International Systems, Inc.                                                      Colorado
   II.  ICF Kaiser Engineers Eastern Europe, Inc.                                              Delaware
        III.  ICF Kaiser Netherlands B.V. (10%)                                             Netherlands
   II.  ICF Kaiser Netherlands B.V. (90%)                                                   Netherlands
   II.  ICF Leasing Corporation, Inc.                                                          Delaware
I. ICF Kaiser Mound (Ohio), Inc.                                                                   Ohio
I. ICF Kaiser Mound, LLC (0.1%)                                                                    Ohio
I. ICF Kaiser Panama S.A.                                                                        Panama
I. ICF Kaiser Servicios Ambientales, S.A. de C.V.                                                Mexico
I. ICF Kaiser Systems, Inc.                                                                    Delaware
I. ICF Resources Incorporated                                                                  Delaware
   II.  HBG Hawaii, Inc.                                                                       Delaware
   II.  HBG International, Inc.                                                                Delaware
I. Kaiser Engineers Pacific, Inc.                                                                Nevada
I. Monument Select Insurance Company                                                            Vermont
I. Systems Applications, Inc.                                                                    Nevada
I. Systems Applications International, Inc.                                                    Delaware
I. Tudor Engineering Company                                                                   Delaware

                                 -Page 2 of 2-   Current as of December 31, 1996